                                                                   EXHIBIT 10.16


                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     This Registration Rights Agreement (the "Agreement") is made and entered into as of January 30, 1998, by and among American Office Park Properties, Inc., a California corporation ("AOP" or the "Company"), ABKB/LaSalle Securities Limited Partnership, a registered investment adviser ("ABKB"), Harvard Private Capital Realty, Inc., a Massachusetts corporation ("HPCR"), Cohen & Steers Capital Management, Inc., a registered investment adviser ("C&S"), Morgan Stanley Asset Management, a registered investment adviser ("MSAM"), the Fidelity entities signatories hereto (each a "Fidelity Entity" and collectively, "FIDO"), Stanford University ("SU") and the State of Michigan Retirement Systems ("MICH"). ABKB, C&S, and MSAM are each referred to herein as an "Agent Investor," and collectively as the "Agent Investors." Each Agent Investor enters into this Agreement solely as agent for and for the benefit of such Agent Investor's clients referred to in the Purchase Agreement (as defined below). HPCR, each Fidelity Entity, SU and MICH are each referred to herein as a "Direct Investor," and collectively as the "Direct Investors." The Agent Investors and the Direct Investors are each referred to herein as an "Investor," and collectively as the "Investors."

     WHEREAS, pursuant to that certain Common Stock Purchase Agreement dated as of the Initial Funding Date (as defined below), between the AOP, the Direct Investors and the Agent Investors, as agents for and on behalf of the Pecuniary Owners (the "Purchase Agreement"), the Investors have agreed to purchase up to 5,740,741 shares of AOP's Common Stock, par value $0.10 per share (the "Shares") for themselves or as agent for and for the benefit of the Pecuniary Owners;

     WHEREAS, pursuant to the terms of the Purchase Agreement, the Company and the Investors agreed that the Company would grant certain registration rights to the Investors with respect to the Shares;

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Definitions.
          -----------

          As used in this Agreement, the following capitalized terms shall have the following meanings:

          Agent Investor:  As defined in the Recitals to this Agreement.
          --------------

          AOP Common Stock:  The Common Stock, $0.10 of AOP.
          ----------------

          Appraisal: See Section 2(e) hereof.
          ---------      ------------

          Direct Investor:  As defined in the Recitals to this Agreement.
          ---------------

          Exchange Act: The Securities Exchange Act of 1934 and the rules and
          ------------
regulation promulgated thereunder, as amended from time to time.

          Fair Market Value: See Section 2(e) hereof.
          -----------------      ------------

          Initial Demand Registration: See Section 2(b) hereof.
          ---------------------------      ------------

          Initial Funding Date: The date of the Initial Funding as defined in
          --------------------
the Purchase Agreement.

          Investor:  As defined in the Recitals to this Agreement.
          --------

          IPO:  As defined in the Purchase Agreement.
          ---

          Merger:  As defined in the Purchase Agreement.
          ------

          Person: An individual, partnership, corporation, limited liability
          ------
company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

          Prospectus:  The prospectus included in any Registration Statement, as
          ----------
amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

          Purchase Agreement:  As defined in the Recitals to this Agreement.
          ------------------

          Put: As defined in Section 2(e) hereof.
          ---                ------------

          Registrable Securities: (a) The Shares, (b) any securities issued or
          ----------------------
issuable with respect to the Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise and (c) any additional Common Stock of AOP or any successor of AOP purchased by the Investors (for themselves or as agents for and on behalf of the Pecuniary Owners) pursuant to the Initial Funding or any Subsequent Funding pursuant to the Purchase Agreement. Any Registrable Security will cease to be a Registrable Security when (i) a registration statement covering such Registrable Security has been declared effective by the SEC and the Registrable Security has been disposed of pursuant to such effective registration statement, (ii) the Registrable Security is sold under circumstances in which all of the applicable conditions of Rule l44 or Rule 144A (or any similar provisions then in force) under the Securities Act are met, (iii) the Registrable Security has been otherwise transferred, the Company has delivered a new certificate or other evidence of ownership for it not bearing a legend restricting further transfer, and it may be resold without subsequent registration under the Securities Act, or (iv) the Registrable Security is eligible for resale pursuant to Rule 144(k).

          Registration Expenses: See Section 5 hereof.
          ---------------------      ---------

          Registration Statement: Each Registration Statement of the Company
          ----------------------
that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

          SEC: The Securities and Exchange Commission or any successor entity.
          ---

          Securities Act: The Securities Act of 1933 and the rules and
          --------------
regulations promulgated thereunder, as amended from time to time.

          Shares: As defined in the Recitals to this Agreement.
          ------

          Shelf Registration: See Section 2(a) hereof.
          ------------------      ------------

          Subsequent Demand Registration: See Section 2(c) hereof.
          ------------------------------      ------------

          Subsequent Funding Date: The date of any Subsequent Funding as
          -----------------------
defined in the Purchase Agreement.

          Underwritten Registration or Underwritten Offering: A registration in
          --------------------------------------------------
which securities of the Company are sold to an underwriter for reoffering to the public.

     2.   Registration Rights.
          -------------------

          In the event that the Merger is consummated, the Investors shall have the rights set forth in Section 2(a) hereof as to Shares issued to them
                        ------------
thereafter pursuant to the Purchase Agreement. In the event that the Merger is not consummated on or before April 30, 1998, AOP will undertake efforts to
---
complete an IPO promptly thereafter. In the event that AOP (or any successor) is not eligible to use Securities Act Form S-3 (or comparable successor form) on or before April 30, 1998 (because AOP or any successor is not then subject to the reporting requirements of the Exchange Act or for any other reason), then the Investors shall have the rights set forth in Sections 2(b), 2(c), and 2(d)
                                             -----------------------------
hereof, subject to the provisions of Section 2(f) hereof.
                                     ------------

          (a)  Shelf Registration.  In the event that the Merger is
               ------------------
consummated, Company will file a "shelf" registration statement on any appropriate form pursuant to Rule 415 (or similar rule that may be adopted by the SEC) under the Securities Act (a "Shelf Registration"), as soon as practicable after any Subsequent Funding registering the resale of any Registrable Securities issued in such Subsequent Funding.

          The Company hereby agrees to use all commercially reasonable efforts to cause such Shelf Registration to become effective as soon as practicable thereafter and to keep it continuously effective for a period terminating on the second year anniversary of the date on which the SEC declares the Shelf Registration effective, or such shorter period as shall terminate on the date on which all the Registrable Securities covered by the Shelf Registration have been sold pursuant to such Shelf Registration or are no longer Registrable Securities.

          The Company further agrees to promptly supplement or make amendments to the Shelf Registration, if required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or the rules and regulations thereunder for shelf registration; provided
                                                                    --------
that no supplement or amendment to the Shelf Registration Statement shall be made that would adversely affect an Investor or a Pecuniary Owner without such Person's prior written consent. If Investors holding in the aggregate in excess of 50% of the Registrable Securities covered by the Shelf Registration so elect, the offering of Registrable Securities pursuant to such registration shall be in the form of an Underwritten Offering.

          (b)  Initial Demand Registration.  In the event that the Company or
               ---------------------------
its successor is not eligible to use Securities Act Form S-3 (or comparable successor form) on or before April 30, 1998 (because AOP or its successor is not then subject to the reporting requirements of the Exchange Act or for any other reason), then Investors holding not less than a majority of the aggregate Registrable Securities outstanding may make a written request (the "Initial Demand Notice") for registration under the Securities Act (the "Initial Demand Registration") of the Registrable Securities then held by the Investors. The Initial Demand Notice shall be sent to the Company and all of the Investors in accordance with Section 9(e) hereof. The Initial Demand Notice will specify the
                ------------
number of shares of Registrable Securities proposed to be sold, provided that the aggregate amount of Shares to be registered pursuant to the Initial Demand Registration shall not be less than a majority of the Registrable Securities then held by the Investors. Following receipt of the Initial Demand Notice from the Investors, the Company promptly will file and use all commercially reasonable efforts to cause to be effective a registration statement on any available form (including, if no other form is available, Form S-11) which will cover the resale of the Registrable Securities that the Company has been so requested to register by the Investors. Notwithstanding the foregoing, the Company shall file and cause to be effective a Shelf Registration on Securities Act Form S-3 (or comparable successor form) pursuant to Section 2(a) above as
                                                        ------------
soon as practicable after it becomes eligible to use such form.

          The Company shall not be required to effect more than one Initial Demand Registration under this Section 2(b). A registration requested pursuant
                               ------------
to this Section 2(b) will not be deemed to have been effected (and it shall not
        ------------
count as the Initial Demand Registration) unless the Registration Statement relating thereto has become effective under the Securities Act; provided,
                                                                --------
however, that if, after such Registration Statement has become effective, the
-------
offering of the Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected (and it shall not count as the Initial Demand Registration); provided further that, if such Registration
                                  -------- -------
Statement does not become effective primarily due to an act or failure to act on the part of the Investors or a decision by the Investors to revoke the Initial Demand Notice as contemplated below, then the registration will be deemed to have been effected (and shall count as the Initial Demand Registration). Investors holding in excess of 50% of the Registrable Securities covered by the Initial Demand Registration may at any time prior to the effective date of the Registration Statement relating to such registration revoke the Initial Demand Notice by providing a written notice to the Company (in which case such Initial Demand Registration shall count as the Initial Demand Registration).

          If Investors holding in the aggregate in excess of 50% of the Registrable Securities covered by the Demand Registration so elect, the offering of Registrable Securities pursuant to such registration shall be in the form of an Underwritten Offering. If the managing underwriter or underwriters of such offering advise the Company and the Investors in writing that in their opinion the number of shares of Registrable Securities requested to be included in such offering is sufficiently large to materially and adversely affect the success of such offering, the Company will include in such registration the aggregate number of Registrable Securities which in the opinion of such managing underwriter or underwriters can be sold without any such material adverse effect. If more than 10% of the Registrable Securities requested to be included in such offering are excluded, such registration shall not count as the one Initial Demand Registration. If any Registrable Securities are excluded, the number of Registrable Securities of the Investors to be included in such Registration shall be reduced pro rata (according to the total number of Registrable Securities or shares, as the case may be, requested to be registered by each such holder and all other holders of registration rights who have indicated the desire to participate in such registration), to the extent necessary to reduce the total amount necessary to be included in the Offering to the amount recommended by such managing underwriter or underwriters.

          No registration pursuant to a request or requests referred to in this
Section 2(b) shall be deemed to be a Subsequent Demand Registration (as defined
------------
below).

          (c)  Subsequent Demand Registration.  In the event that the Company
               ------------------------------
(or any successor) is not eligible to use Securities Act Form S-3 (or comparable successor form) on or before April 30, 1998 (because AOP (or any successor) is not then subject to the reporting requirements of the Exchange Act or for any other reason), then at any time during the three year period following the Initial Funding Date, Investors holding in the aggregate not less than 25% of the aggregate Registrable Securities then outstanding may make a written request (the "Subsequent Demand Notice") for registration under the Securities Act (a "Subsequent Demand Registration") of such Registrable Securities. The Subsequent Demand Notice shall be sent to the Company and all of the Investors in accordance with Section 9(e) hereof. The Initial Demand Notice and the
                   ------------
Subsequent Demand Notice are sometimes referred to collectively as a "Demand Notice." The Initial Demand Registration and the Subsequent Demand Registration are sometimes referred to collectively as a "Demand Registration." The Subsequent Demand Notice will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. Following receipt of a Subsequent Demand

Notice from the Investors, the Company promptly will file and use all commercially reasonable efforts to cause to be effective a registration statement on any appropriate form which will cover the Registrable Securities that the Company has been so requested to register by the Investors.

          The Company shall not be required to effect more than two Subsequent Demand Registrations under this Section 2(c). A registration requested pursuant
                                ------------
to this Section 2(c) will not be deemed to have been effected (and it shall not
        ------------
count as one of the two Subsequent Demand Registrations) unless the Registration Statement relating thereto has become effective under the Securities Act; provided, however that if, after such Registration Statement has become
--------  -------
effective, the offering of the Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected (and it shall not count as one of the two Subsequent Demand Registrations); provided further that, if such
                                      -------- -------
Registration Statement does not become effective primarily due to an act or failure to act on the part of the Investors or a decision by the Investors to revoke the Subsequent Demand Notice as contemplated below, then the registration will be deemed to have been effected (and shall count as one of the Subsequent Demand Registrations). Investors holding in excess of 50% of the Registrable Securities covered by a Demand Registration may at any time prior to the effective date of the Registration Statement relating to such registration revoke a Subsequent Demand Notice by providing a written notice to AOP (in which case such Subsequent Demand Registration shall count as one of the two Subsequent Demand Registrations).

          If Investors holding in the aggregate in excess of 50% of the Registrable Securities covered by the Subsequent Demand Registration so elect, the offering of Registrable Securities pursuant to such registration shall be in the form of an Underwritten Offering. If the managing underwriter or underwriters of such offering advise the Company and the Investors in writing that in their opinion the number of shares of Registrable Securities requested to be included in such offering is sufficiently large to materially and adversely affect the success of such offering, the Company will include in such registration the aggregate number of Registrable Securities requested to be included, which in the opinion of such managing underwriter or underwriters can be sold without any such material adverse effect. If more than 10% of the Registrable Securities requested to be included in such offering are excluded, such registration shall not count as one of the two Subsequent Demand Registrations. If any Registrable Securities proposed to be registered hereunder are required to be excluded pursuant to this paragraph, the number of Registrable Securities of the Investors to be included in such Registration shall be reduced pro rata (according to the total number of Registrable Securities or shares, as the case may be, requested to be registered by each such holder and all other holders of registration rights who have indicated the desire to participate in such registration), to the extent necessary to reduce the total amount to be included in the Offering to the amount recommended by such managing underwriter or underwriters.

          No registration pursuant to a request or requests referred to in this
Section 2(c) shall be deemed to be a Shelf Registration or an Initial Demand
------------
Registration.

          (d)  Incidental Registration.  If at any time during the period
               -----------------------
beginning April 30, 1998 and ending three years following the Initial Funding Date, a Shelf Registration Statement on Form S-3 covering the Registrable Securities is not then in effect, the Company proposes to file a registration statement under the Securities Act (other than in connection with a Registration Statement on Form S-4 or S-8, or any form that is substituting therefor or is a successor thereto) with respect to an offering of any class of security by the Company for its own account or for the account of any of its security holders (including the Investors), then the Company shall give written notice of such proposed filing to the Investors as soon as practicable (but in no event less than thirty days before the anticipated filing date), and such notice shall (i) offer the Investors the opportunity to register such number of Registrable Securities as they may request and (ii) describe such securities and specify the form and manner and other relevant facts involved in such proposed registration (including, without limitation, (x) whether or not such registration will be in connection with an Underwritten Offering and, if so, the identity of the managing underwriter and whether such Underwritten Offering will be pursuant to a "best efforts" or "firm commitment" underwriting and (y) the price (net of any underwriting commissions, discounts and the like) at which the Registrable Securities are reasonably expected to be sold, if such disclosure is acceptable to the managing underwriter). The Investors shall advise the Company in writing within twenty (20) days after the date of receipt of such notice from the Company of the number of Registrable Securities for which registration is requested. The Company shall include in such Registration Statement all such Registrable Securities so requested to be included therein, and, if such registration is an Underwritten Registration, the Company shall use its commercially reasonable efforts to cause the managing underwriter or underwriters to permit the Registrable Securities requested to be included in the registration statement for such offering to be included (on the same terms and conditions as similar securities of the Company included therein to the extent appropriate); provided, however, that if the managing underwriter or
                     --------  -------
underwriters of such offering advise the Company and the Investors in writing that in their opinion, either because of (i) the kind of securities which the Investors, the Company or any other Persons intend to include in such offering or (ii) the size of the offering which the Investors or such other Persons intend to make, the success of the offering would be materially and adversely affected by inclusion of the Registrable Securities requested to be included, then (A) in the event that the size of the offering is the basis of such managing underwriter's opinion, the amount of securities to be offered for the account of the Investors and other holders registering securities of the Company pursuant to similar incidental registration rights shall be reduced pro rata (according to the total number of Registrable Securities or shares, as the case may be, requested to be registered by each such holder and all other holders of registration rights who have indicated the desire to participate in such registration) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters; and (B) in the event that the combination of securities to be offered is the basis of such managing underwriter's opinion,
(x) the Registrable Securities and other securities to be included in such offering shall be reduced as described in clause (A) above or, (y) if the actions described in clause (A) would, in the judgment of the managing underwriter, be insufficient to substantially eliminate the adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering. The Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2(d) without obligation to any Investor or Pecuniary Owner.
        ------------

     No registration pursuant to a request or requests referred to in this
Section 2(d) shall be deemed to be a Shelf Registration or a Demand
------------
Registration.

          (e)  Put Rights. In the event that within eighteen (18) months after
               ----------
the Initial Funding Date (i) the Merger has not closed and (ii) AOP (or any successor) has not closed on an IPO, AOP shall notify the Investors that it will have its business as a whole appraised on a going concern basis in accordance with the procedures set forth in this Section 2(e) (the "Appraisal"). Each
                                      ------------
Investor shall have the right to elect, by delivering written notice to the Company during the thirty (30) day period following delivery of the Appraisal, to have AOP redeem all, but not less than all, of the Shares then held by such Investor (the "Put"). The price to be paid for the Shares upon exercise of the Put shall be their fair market value based on the Appraisal (the "Fair Market Value"). Payment shall be made in immediately available funds within forty-five
(45) days after delivery of the Appraisal.

     AOP and the Investors shall use reasonable efforts to agree on a single MAI certified appraiser to conduct the Appraisal. If they are unable to agree on a single appraiser within 15 days after the date that is eighteen (18) months after the Initial Funding Date, the Appraisal shall be conducted by a panel of three MAI certified appraisers qualified to appraise AOP on a going concern basis, one of whom shall be selected by AOP, one of whom shall be selected by Investors then holding a majority in interest of the Shares within 10 days after AOP's selection of an appraiser, and the third of whom shall be selected by the first two within three days after the first two are selected. Each appraiser, within 15 days after the third such party is so selected, shall submit to AOP and the Investors a determination of such Fair Market Value, and the mean of the two closest determinations shall be the Fair Market Value. AOP and the Investors shall each pay fifty percent (50%) of the cost of the Appraisal. PSI shall be deemed to have consented to all transfers of AOP's assets necessary to effect the payments required by this Section 2(e), if any.
                                     ------------

          (f)  General Provisions.  The Company shall not be required to effect
               ------------------
any registration hereunder (other than on Form S-3 or any successor form relating to secondary offerings) within three months after the effective date of any other registration statement of the Company (other than a Form S-4 or S-8 or any successor form). If, at the time of any request to register Registrable Securities pursuant to Section 2(b) or (c), the Company is engaged or has fixed
                       -------------------
plans to engage within thirty (30) days of the time of the request in a registered public offering as to which the Investors may include Registrable Securities pursuant to Section 2(d) or is engaged in any other material activity
                       ------------
which, in the good faith determination of the Company's Board of Directors, would be materially adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of one hundred twenty
(120) days from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any twelve-month period.

     3.   Restriction on Sale of Securities.  (a) The Company agrees not to
          ---------------------------------
effect for its own account any public sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to a registration statement on Form S-4 or S-8, or any substitute form that may be adopted by the SEC) during the ten days prior to the filing of a registration statement with respect to an Underwritten Offering, and during the 90-day period beginning on the effective date of such Registration Statement (except as part of such Registration Statement).

     (b) In an Underwritten Offering of securities of the Company pursuant to a registration statement, if requested by the Company and the managing underwriter and if each Direct Investor and Pecuniary Owner has been given the opportunity to participate as seller in such Underwritten Offering in accordance with the procedures specified in Section 2(d) hereof, each Direct Investor and Pecuniary
                        ------------
Owner shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Securities or other securities of the Company held by such Direct Investor or Pecuniary Owner for a specified period of time (not to exceed 180 days in the case of an initial public offering (which cannot occur post-Merger), or 90 days in all other cases) following the effective date of such registration statement, provided that all other stockholders of the Company (other than the Direct Investors and Pecuniary Owners) holding not less than the number of shares of Common Stock held by such Direct Investor or Pecuniary Owner and all executive officers and directors of the Company enter into similar agreements.

     4.   Registration Procedures.  In connection with the Company's
          -----------------------
registration obligations pursuant to Section 2 hereof, the Company will use its
                                     ---------
commercially reasonable efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will use commercially reasonable efforts to effect such registration as expeditiously as possible, and to:

     (a) prepare and file with the SEC, as soon as practicable, and in any event within 60 days from the date of request, a Registration Statement relating to the applicable registration on any appropriate form under the Securities Act, which forms shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof and shall include all required financial statements of the Company, and use its commercially reasonable efforts to cause such Registration Statement to become effective; provided that before filing a Registration Statement or Prospectus or
           --------
any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the Registration Statement, the Company will furnish the Investors and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of the Investors and the underwriters, if any, and the Company will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto (including such documents incorporated by reference) (i) unless the Investors shall have had a reasonable opportunity to review and comment on such documents or (ii) to which the underwriters, if any, shall reasonably object (except in the case of a filing pursuant to Section 2(d) hereof);
            ------------

          (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period, or such shorter period which will terminate when all Registrable Securities included in such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of all securities included in such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus; the Company shall not be deemed to have used commercially reasonable efforts to keep a Registration Statement effective during the applicable period if it voluntarily takes any action that would result in the Investors not being able to sell Registrable Securities during that period unless such action is required under applicable law; provided that the foregoing shall not apply to
                               --------
actions taken by the Company in good faith and for valid business reasons, including without limitation the acquisition or divestiture of assets, so long as the Company promptly thereafter complies with the requirements of Section
                                                                     -------
4(j) hereof, if applicable;
----

          (c) notify the Investors and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing,
(l) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (4) if at any time during the distribution of any Registrable Securities the representations and warranties of the Company contemplated by paragraph (l) below cease to be true and correct,
                            -------------
(5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (6) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

          (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

          (e) if reasonably requested by the managing underwriter or underwriters or by Investors holding in the aggregate in excess of 50% of the Registrable Securities covered by the Registration Statement, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the Investors agree should be included therein relating to the sale of the Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the Underwritten (or best efforts underwritten) Offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

          (f) furnish to each Investor and each managing underwriter, if any, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

          (g) deliver to each Investor and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of the Prospectus or any amendment or supplement thereto by the Investors and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

          (h) prior to any public offering of Registrable Securities, register or qualify or cooperate with the Investors, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Investors or any underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection with this paragraph (h) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

          (i) cooperate with the Investors and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

          (j)  upon the occurrence of any event contemplated by Section 4(c)(6)
                                                                ---------------
above, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document as promptly as practicable so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

          (k) cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed;

          (l) in connection with any Underwritten Offering: enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in connection therewith, (1) make such representations and warranties to the underwriters, in form, substance and scope as are customarily made by issuers to underwriters in primary Underwritten Offerings; (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters), if any, covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by the Investors and the underwriters, if any; (3) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary Underwritten Offerings; (4) if an underwriting agreement is entered into, the same shall set forth in full the indemnification provisions and procedures of Section 6 hereof or substantially similar provisions with
                  ---------
respect to all parties to be indemnified pursuant to said Section; (5) deliver such documents and certificates as may be reasonably requested by the managing underwriters, if any, to evidence compliance with clause (1) above and with any
                                                  ----------
customary conditions contained in the underwriting agreement or other agreement entered into by the Company; and (6) participate in a "road show" or other general solicitation of interest with respect to such Registrable Securities as may be requested by the managing underwriters. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

          (n) make available for inspection by one representative of the Investors, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by any underwriter, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, trust managers and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such registration; provided that all
                                                             --------
such records, information or documents made available by the Company shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by court or administrative order;

          (o) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

          (p) cooperate with the Investors and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD"); and

          (q) give prompt notice to the Investors of (i) the filing of a registration statement filed pursuant to the Exchange Act relating to any class of equity securities of the Company ("an Exchange Act Registration Statement"); and (ii) the effectiveness of such Exchange Act Registration Statement and the number of shares of such class of equity securities outstanding as reported in such Exchange Act Registration Statement, in order to enable the Investors to comply with any reporting requirements under the Exchange Act or the Securities Act.

     The Company may require the Investors and each Pecuniary Owner, as applicable, to furnish to the Company such information regarding the Investors, Pecuniary Owners and the distribution of Registrable Securities as the Company may from time to time reasonably request in writing.

     Each Investor agrees by acquisition of the Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c)(3), (5) or (6) hereof, the Investors will
                  ---------------------------
forthwith discontinue disposition of Registrable Securities until the Investors' receipt of the copies of the supplemented or amended Prospectus contemplated by
Section 4(j) hereof, or until it is advised in writing (the "Advice") by the
------------
Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, each Investor will deliver to the Company (at the Company's expense), all copies, other than permanent file copies then in each Investor's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods regarding the effectiveness of Registration Statements set forth in Section 2 hereof and
                                                      ---------
Sections 4(b) and 4(c) hereof shall be extended by the number of days during the
-------------     ----
period from and including the date of the giving of such notice pursuant to
Section 4(c)(6) hereof to the date when the Investors shall receive copies of
---------------
the supplemented or amended prospectus contemplated by Section 4(j) hereof or
                                                       ------------
the Advice.

     5.   Registration Expenses.  All expenses incident to the Company's
          ---------------------
performance of or compliance with this Agreement, including without limitation: all registration and filing fees; fees with respect to filings required to be made with the NASD; fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters or the Investors in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters and the Investors may designate, but no other expenses of counsel for the underwriters); printing expenses, messenger, telephone and delivery expenses; fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 4(l) hereof); securities acts liability insurance, if the
            ------------
Company so desires; all internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties); the expense of any annual audit; the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed; and the fees and expenses of any Person, including special experts, retained by the Company (all such expenses being herein called "Registration Expenses") will be borne by the Company regardless of whether the Registration Statement becomes effective. The Company shall not have any obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, or any legal fees and expenses of counsel to the Investors in excess of $20,000, except as expressly provided in this Agreement or the Purchase Agreement.

     6.  Indemnification; Contribution.
         ------------------------------

         (a) Indemnification by Company.  The Company agrees to indemnify and
             --------------------------
hold harmless each Investor and each Pecuniary Owner and their respective partners, officers, directors, employees and agents, and each Person who controls any such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against all losses claims, damages, liabilities and expenses arising out of or based upon any violation of the Securities Act, the Exchange Act or any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by or on behalf of any Investor or any Pecuniary Owner, as the case may be, expressly for use therein. The Company will also indemnify underwriters participating in the distribution and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of each Investor and each Pecuniary Owner, if requested.

         (b) Indemnification By Holder of Registrable Securities. Each
             ---------------------------------------------------
Investor and each Pecuniary Owner, severally and not jointly, agrees to indemnify and hold harmless the Company and its directors, officers, employees and agents, each underwriter participating in the distribution and each Person who controls the Company or any such underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Investor, for itself or as agent for and on behalf of any Pecuniary Owner, to the Company specifically for inclusion in such Registration Statement or Prospectus.

In no event shall the liability of any Investor or any Pecuniary Owner under this Section 6 be greater in amount than the dollar amount of the proceeds
     ---------
received by such Person upon the sale of the Registrable Securities sold by such Person giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

     (c) Conduct of Indemnification Proceedings.  Any Person entitled to
         --------------------------------------
indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person
                                       --------  -------
entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (c) based upon written advice of counsel to such Person, there shall be one or more defenses available to such Person that are not available to the indemnifying party or there shall exist actual or potential conflicts of interest pursuant to applicable rules of professional conduct between such Person and the indemnifying party (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person), in each of which events the fees and expenses of such counsel shall be at the expense of the indemnifying party, provided, however, that if the Company is the indemnifying party, the Company shall not be obligated to bear the expense of more than one separate counsel. The indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld), but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the indemnifying party shall indemnify and hold harmless the indemnified parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No indemnified party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     (d) Contribution.  If for any reason the indemnification provided for in
         ------------
the preceding clauses (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by the preceding clauses (a) and (b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided, that no Investor and no Pecuniary Owner shall be
                --------
required to contribute an amount greater than the dollar amount of the proceeds received by such Person with respect to the sale of the Registrable Securities sold by such Person giving rise to such indemnification obligation. The relative fault of the Company on the one hand and of each Investor and each Pecuniary Owner on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentations.

     7.  Rule 144 and Rule 144A.  The Company hereby agrees that, from and after
         ----------------------
the date on which it becomes subject to the reporting requirements of the Exchange Act, it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any of the Investors, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 and Rule 144A under the Securities Act), and it will take such further action as the Investors may reasonably request, all to the extent required from time to time to enable the Investors to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, or (c) any similar rule or regulation hereafter adopted by the SEC. Upon the request of an Investor, the Company will deliver to each such Investor a written statement as to whether it has complied with such information and requirements.

     8.  Participation in Underwritten Registrations.
         -------------------------------------------

         (a) If any of the Registrable Securities covered by the Shelf Registration or a Demand Registration are to be sold in an Underwritten Offering (excluding under Section 2(d)), the investment banker or investment
                          ------------
bankers and manager or managers that will administer the offering will be selected by Investors holding in the aggregate in excess of 50% of the Registrable Securities covered thereby; provided that such investment bankers
                                        --------
and managers must be reasonably satisfactory to the Company.

     (b) No Person may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, unless such Person is prohibited by applicable law from executing such documents. Nothing in this
Section 8 shall be construed to create any additional rights regarding the
---------
registration of Registrable Securities in any Person otherwise than as set forth herein.

 9.  Miscellaneous.
     -------------

     (a) Remedies.  Each party hereto, in addition to being entitled to exercise
         --------
all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement to the extent available under applicable law. Each party hereto agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     (b) Third Party Registration Rights.  The Company will not on or after the
         -------------------------------
date of this Agreement enter into any agreement granting registration rights to any other Person with respect to the securities of the Company that are senior to the rights granted to the Investors hereunder without the written consent of the Investors. Except as disclosed on Exhibit A attached hereto, the Company
                                       ---------
has not previously entered into any agreement with respect to its securities granting any registration rights to any Person.

     (c)  Agent Investors.
          ---------------

          (i) The Company acknowledges and agrees that each of the Pecuniary Owners has initially appointed certain of the Agent Investors to act as its agent and on its behalf in connection with the matters contemplated by this Agreement. Until such time as the Company shall have received a written notice from any Pecuniary Owner or any Agent Investor that such Agent Investor is no longer acting as such Pecuniary Owner's agent hereunder, the Company shall be entitled to rely on any instructions and notices received from the Agent Investors on behalf of the Pecuniary Owner as if received from such Pecuniary Owner directly. The parties hereto further acknowledge and agree that the Agent Investors shall act solely as agent for and on behalf of the Pecuniary Owners in connection with the matters set forth in this Agreement and that no Agent Investor is acting in its individual capacity in connection with this Agreement or the transactions contemplated hereby.

          (ii) In the event that any Pecuniary Owner shall at any time subsequent to the date hereof appoint a successor agent to any Agent Investor in connection with the matters set forth in this Agreement, such successor or Pecuniary Owner shall be entitled to, and to exercise on behalf of such Pecuniary Owner, all of the rights and remedies provided for herein with respect to such Investor or such Pecuniary Owner, as the case may be, and the rights and remedies of such Pecuniary Owner hereunder shall not in any way be modified, limited, delayed or impaired as a consequence of such appointment.

         (iii) The provisions of Sections 5, 6 and this Section 9(c) shall
                                 -------------          ------------
remain in full force and effect with respect to each Agent Investor notwithstanding any termination of any Agent Investor's appointment as agent for and on behalf of any or all of the Pecuniary Owners hereunder.

         (iv) Reference herein to the Agent Investors "holding" Registrable Securities shall mean holding such securities as agent for and on behalf of the Pecuniary Owners.

     (d) Amendments and Waivers.  The provisions of this Agreement, including
         ----------------------
the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Investors holding not less than one hundred percent (100%) of the Registrable Shares then outstanding; provided, that the provisions of Sections 5, 6, and 9(c) may not, under any
--------                         -------------      ----
circumstances and notwithstanding any termination of any Agent Investor's appointment as agent for and on behalf of any or all of its Pecuniary Owners hereunder, be amended, modified, supplemented or waived without the written consent of each Investor.

     (e) Notices. The notice provisions contained in Section 8.6 of the Purchase
         -------                                     -----------
Agreement shall be incorporated herein and shall be governing under this Agreement.

     (f) Successors and Assigns.  This Agreement shall inure to the benefit of
         ----------------------
and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of Registrable Securities who are permitted transferees of the Registrable Securities under the Purchase Agreement, provided further, that the Company cannot assign its rights hereunder except pursuant to a merger.

     (g) Counterparts.  This Agreement may be executed in any number of
         ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (h) Headings.  The headings in this Agreement are for convenience of
         --------
reference only and shall not limit or otherwise affect the meaning hereof.

     (i) Governing Law.  THIS AGREEMENT, AND THE RIGHTS AND OBLIGATIONS OF THE
         -------------
PARTIES HERETO, SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

     (j) Severability.  If any provision of this Agreement is held to be
         ------------
illegal, invalid or unenforceable under any current or future law, and if the rights or obligations of the parties under this Agreement would not be materially and adversely affected thereby, such provision shall be fully separable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom. In lieu of such illegal, invalid or unenforceable provision, there shall be added simultaneously as a part of this

Agreement, a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible, and the parties hereto request the court or any arbitrator to whom disputes relating to this Agreement are submitted to reform the otherwise illegal, invalid or unenforceable provision in accordance with this Section 9(j).
                                                ------------

     (k) Entire Agreement.  This Agreement is intended by the parties as a final
         ----------------
expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     (l) Survival.  This Agreement and the rights and obligations of the parties
         ---------
hereunder shall survive only so long as there continue to exist Registrable Securities hereunder; provided that the rights and obligations contained in Sections 6 and 7 shall continue forever.
----------------

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.



"COMPANY"      AMERICAN OFFICE PARK PROPERTIES, INC.


               By:  /s/ RONALD L. HAVNER, JR.
                    --------------------------------
               Name: Ronald L. Havner, Jr.
               Title: President


               PUBLIC STORAGE, INC., as to the obligations set forth in Section 2(e) hereof


               By:  /s/ DAVID GOLDBERG
                    --------------------------------
               Name: David Goldberg
               Title: Senior Vice President


                       (Signatures continue on next page)

"AGENT INVESTORS"    ABKB/LA SALLE SECURITIES LIMITED
                       PARTNERSHIP

                     By:  /s/ STANLEY J. KRASKA, JR.
                          ----------------------------------
                     Name:  Stanley J. Kraska, Jr.
                     Title: Managing Director

                     COHEN & STEERS CAPITAL MANAGEMENT, INC.


                     By:  /s/ MARTIN COHEN
                          ----------------------------------
                     Name:  Martin Cohen
                     Title: President

                     MORGAN STANLEY ASSET MANAGEMENT


                     By:  /s/ THEODORE R. BIGMAN
                          ----------------------------------
                     Name:  Theodore R. Bigman
                     Title: Principal


"DIRECT INVESTORS"   HARVARD PRIVATE CAPITAL REALTY, INC.

                     By:  ABKB/LaSalle Securities Limited
                          Partnership, as Agent


                     By:   /s/ STANLEY J. KRASKA, JR.
                          ----------------------------------
                     Name:  Stanley J. Kraska, Jr.
                     Title: Managing Director

                     THE BOARD OF TRUSTEES OF THE LELAND
                       STANFORD JUNIOR UNIVERSITY


                     By:  /s/ LARRY S. OWEN
                          ----------------------------------
                     Name:  Larry S. Owen
                     Title: Director of Real Estate Investments

                       (Signatures continue on next page)

                         STATE OF MICHIGAN RETIREMENT SYSTEMS


                         By:  /s/ PHILLIP L. VAN SYCKLE
                              ---------------------------------------
                         Name:  Phillip L. Van Syckle
                         Title: Administrator

"FIDELITY ENTITIES"      THE FIDELITY REIT COLLECTIVE POOL

                         By:  Fidelity Management Trust Company,
                              as Trustee of the Fidelity Group Trust
                              for Employee Benefits Plans

                              By: /s/ BARRY A. GREENFIELD
                                  -----------------------------------
                              Name:  Barry A. Greenfield
                              Title: Senior Vice President

                         STATE EMPLOYEES' RETIREMENT FUND
                            OF THE STATE OF DELAWARE

                         By:  Fidelity Management Trust Company,
                              as Investment Manager and Not Individually

                              By: /s/ BARRY A. GREENFIELD
                                  -----------------------------------
                              Name:  Barry A. Greenfield
                              Title: Senior Vice President

                         J.W. MCCONNELL FAMILY FOUNDATION

                         By:  Fidelity Management Trust Company,
                              as Investment Manager and Not Individually

                              By: /s/ BARRY A. GREENFIELD
                                  -----------------------------------
                              Name:  Barry A. Greenfield
                              Title: Senior Vice President

                    (Signatures continue on following page)

                         FIDELITY REAL ESTATE INVESTMENT
                            PORTFOLIO

                            By: /s/ BARRY A. GREENFIELD
                                ------------------------
                            Name: Barry A. Greenfield
                            Title: Senior Vice President

Representative Capacity.
-----------------------

     Fidelity Real Estate Investment Portfolio (the "Fund") hereby gives notice to the parties to this Agreement (the "Parties") that the Fund is a portfolio of the Fidelity Devonshire Trust (the "Trust"), which is a Massachusetts business trust, and that a copy of the Trust's Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. Each of the Parties hereto acknowledges and agrees that this Agreement is not executed on behalf of the trustees of the Trust as individuals, and the obligations of the Fund under this Agreement are not binding upon any of the trustees, officers or shareholders of the Trust individually or upon any portfolio or assets of the Trust except the assets and property of the Fund.

                                   EXHIBIT A
                                       TO
                         REGISTRATION RIGHTS AGREEMENT


                          Registration Rights Granted
                          ---------------------------